SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2016

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11780 U.S. Highway One, Suite 600,
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01 Regulation FD Disclosure.

On June 2, 2016, Dycom Industries, Inc. (the “Company”) and Goodman Networks Incorporated (“Goodman”) issued a joint press release announcing that they had entered into a definitive agreement pursuant to which Dycom will acquire from Goodman certain assets and related liabilities used in Goodman’s current wireless network deployment and wireline businesses for approximately $107.5 million in cash. The purchase price, which is subject to adjustments for working capital and other specified items, will be financed through a combination of cash on hand and borrowings under the Company’s senior secured credit facility. A copy of the press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include expectations regarding a proposed acquisition, including expected benefits of the transaction, future financial and operating results, future opportunities for the combined businesses and other statements regarding events or developments that the parties believe or anticipate will or may occur in the future. These statements are based on management’s current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K, including the parties’ ability to consummate the proposed acquisition. Such risks and uncertainties include business and economic conditions and trends in the telecommunications industry affecting the Company’s and Goodman’s customers, the cyclical nature of the telecommunications and subscription television service industries, the adequacy of the Company’s and Goodman’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s or Goodman’s assets may be impaired, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, Goodman’s ability to manage or refinance its substantial level of indebtedness and its ability to generate sufficient cash to service its indebtedness, Goodman’s ability to raise additional capital to fund its operations and meet its obligations, Goodman’s ability to translate amounts included in its estimated backlog into revenue or profits, and the other risks detailed in the Company’s and Goodman’s respective filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company and Goodman do not undertake to update forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint press release dated June 2, 2016 issued by Dycom Industries, Inc. and Goodman Networks Incorporated announcing the definitive agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 2, 2016

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
Name:	Richard B. Vilsoet
Title:	Vice President, General Counsel and Corporate Secretary